UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

400 South Hope Street, 25th Floor, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333
Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.02  Results of Operations and Financial Condition

On October 27, 2016, the Company issued a press release reporting its financial results for the third quarter of 2016.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure

On October 27, 2016, the Company issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to an aggregate of $250 million of its shares of Class A common stock over three years.  The repurchase program is expected to be executed through open market transactions, privately negotiated transactions, or in such other manner as determined by the Company, including through plans complying with Rule 10b5-1 under the Exchange Act.  The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the Company’s common stock, general market and economic conditions and other factors.  The stock repurchase program may be extended, suspended or discontinued at any time without notice.

A copy of the press release announcing the stock repurchase program is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.

99.1*      Press Release of Financial Results for the Third Quarter of 2016

99.2*      Press Release Announcing the Company’s Stock Repurchase Program

* Furnished herewith.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our stock repurchase plans.  These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this Current Report, and except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events.

If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.  For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016 as well as its press releases and other periodic filings with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016	CBRE GROUP, INC.

By:

/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and
Chief Accounting Officer